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                                                                 Total pages:  8


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) August 8, 1995



                     BOETTCHER WESTERN PROPERTIES II LTD.
            (Exact name of Registrant as specified in its charter)


COLORADO                               0-11501                  84-0879737
(State or other jurisdiction        (Commission File        (IRS Employer
 of incorporation)                      Number)           Identification No.)


828 Seventeenth Street        Denver, Colorado                      80202
(Address of principal executive office)                        (Zip code)



Registrant's telephone number, including area code  (303) 628-8000

Item 2. Acquisition or Disposition of Assets

On August 8, 1995, Boettcher Western Properties II Ltd. (the "Partnership") sold its 100% interest in the land, related improvements and personal property of the Iliff Crossing Shopping Center ("Iliff") located in Aurora, Colorado. The purchaser, Iliff Crossing Company LLC, a Colorado limited liability company, is not affiliated with the Partnership, its General Partner or any affiliate, director, officer or associate of the foregoing, and the sales price was determined by arm's-length negotiations. Iliff consists of a 51,207 net leasable square foot shopping center contained in two buildings on approximately 5.4 acres of land. At the time of sale, Iliff was approximately 94% leased and occupied.

The net proceeds to the Partnership before proration of operating income and expenses related to the property were as follows:

Sales price                                                         $3,100,000
       Less Costs of Sale-
              Sales Commissions                                       (124,000)
              Estimated title, legal fees, and other                   (25,000)
       Mortgage Payoff                                              (2,176,429)
       Security Deposit Liability                                      (25,748)
                                                                   -----------

   Net Proceeds                                                    $   748,823
                                                                   ===========

On August 17, 1995, the Partnership collected the balance owed on its All-Inclusive Promissory Note dated July 1990 secured by the West Lakes Apartments in Olympia, Washington. The net proceeds to the Partnership were as follows:

  Balance of All-Inclusive Promissory Note                         $4,920,000
  Accrued Interest                                                     14,353
  Principal Balance on Underlying Note Payable                     (3,398,785)
  Interest Payable                                                     (9,987)
Other miscellaneous closing costs                                     (10,317)
                                                                   ----------
   Net Proceeds                                                    $1,515,264
                                                                   ==========


The net proceeds from the above transactions are being utilized, along with current Partnership cash reserves, to first, cover the cost of liquidation and any contingent liabilities identified by the Managing General Partner arising out of or in connection with the operations of the Partnership; then, for distribution of all remaining funds to limited partners. It is the intent of the Managing General Partner to liquidate and dissolve the Partnership and make final distributions to the limited partners prior to December 28, 1995.





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

Item 7.  Financial Statements and Exhibits

  (a)  Financial Statements--Not applicable.

  (b) Pro Forma financial information--See pages 4 through 7 filed as part of this report.

  (c)  Exhibits--To be filed under separate Form 8K.





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

                      BOETTCHER WESTERN PROPERTIES II LTD.
                            (A Limited Partnership)
                            Pro Forma Balance Sheet
                                 June 30, 1995
                                  (Unaudited)

                                                                                     Pro Forma Adjustments
                                                                  ------------------------------------------------------------
                                                             Historical               Sale of        Liquidation      Pro Forma
                                                             June 30, 1995          Investments     & Dissolution     June 30, 1995
                                                             -------------          -----------     -------------     -------------
Assets
Real estate investments, at gross cost
         Properties held for sale                              $4,360,126          $(4,360,126)            -              -
         Less discount on related debt                           (264,527)             264,527             -              -
                                                               ----------          -----------        -----------      ----------

                                                                4,095,599           (4,095,599)            -              -
                                                               ----------          -----------        -----------      ----------

  Less accumulated depreciation                                (1,170,460)           1,170,460             -              -
                                                               ----------          -----------        -----------      ----------
                                                                2,925,139           (2,925,139)            -              -
                                                               ----------          -----------        -----------      ----------

Cash and cash equivalents, at cost
        which approximates market value                           382,421            2,428,932         (2,811,353)        -
Accounts receivable, and other assets                             135,821             (135,821)            -              -
Mortgage loan receivable                                        4,920,000           (4,920,000)            -              -
Property tax and other escrow deposits                             24,802              (24,802)            -              -
Deferred leasing costs, net                                        85,619              (85,619)            -              -
Debt issuance costs, net                                            3,705               (3,705)            -              -
                                                               ----------          -----------        -----------      ----------

                  Total Assets                                 $8,477,507          $(5,666,154)       $(2,811,353)        -
                                                               ==========          ===========        ===========      ==========

              Liabilities and Partners' Equity

Mortgage payable                                               $5,575,338          $(5,575,338)            -              -
Payable to managing general partner                               315,094               -                (254,336)        -
                                                                                                          (60,758)
Property taxes payable                                             25,468              (25,468)            -              -
Tenants' deposits                                                  25,748              (25,748)            -              -
Accrued interest payable                                           27,668              (27,668)            -              -
Accounts payable                                                   11,932              (11,932)            -              -
                                                               ----------          -----------        -----------      ----------
         Total Liabilities                                      5,981,248           (5,666,154)          (315,094)        -

Partners' capital (deficit)
          General partners                                        (60,758)              -                  60,758         -
          Limited partners                                      2,557,017               -              (2,557,017)        -
                                                               ----------          -----------        -----------      ----------

          Total Partners' Capital (Deficit)                     2,496,259               -              (2,496,259)        -
                                                               ----------          -----------        -----------      ----------

          Total Liabilities & Partners' Equity                 $8,477,507          $(5,666,154)       $(2,811,353)        -
                                                               ==========          ===========        ===========      ==========


See accompanying notes to financial statements.





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                      BOETTCHER WESTERN PROPERTIES II LTD.
                            (A Limited Partnership)
                       Pro Forma Statement of Operations
                    For the Nine Months Ended June 30, 1995
                                  (Unaudited)


                                                              Pro Forma Adjustments
                                                              ---------------------
                                                  Historical   Sale of Investments,       Pro Forma
                                                9 Months Ended      Liquidation         9 Months Ended
                                                June 30, 1995       & Dissolution        June 30, 1995
                                                -------------       -------------        -------------
Revenue:
      Rental income                                  $326,754          $(326,754)         $      0
      Tenant reimbursements for common
       area charges, insurance and taxes               88,386            (88,386)                0
      Interest income                                 368,391           (368,391)                0
      Other income                                      1,841             (1,841)                0
                                                     --------          ---------              ----

                                                      785,372           (785,372)                0
                                                     --------          ---------              ----

Expenses:
      Interest, including amortization of debt
        discount and debt issuance costs              469,928           (469,928)                0
      Depreciation                                     75,482            (75,482)                0
      Property taxes                                   37,977            (37,977)                0
      Fees and reimbursements to managing
       general partner                                 62,852            (62,852)                0
      Other management fees                            17,067            (17,067)                0
      Salaries of on-site property managers                 0                  0                 0
      Repairs and maintenance                          40,718            (40,718)                0
      Utilities                                        11,475            (11,475)                0
      Other administrative                             93,114            (93,114)                0
                                                     --------          ---------              ----
                                                      808,613           (808,613)                0
                                                     --------          ---------              ----

            Net Earnings (Loss)                      $(23,241)          $ 23,241                $0
                                                     --------          ---------              ----



Net earnings (loss) per limited partnership unit
       using the weighted average number of
       limited partnership units outstanding
       of 16,495:                                    $ (1.39)           $1.39                $0.00
                                                     -------            -----                -----


See accompanying notes to financial statements.





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                      BOETTCHER WESTERN PROPERTIES II LTD.
                            (A Limited Partnership)
                       Pro Forma Statement of Operations
                     For the Year Ended September 30, 1994
                                  (Unaudited)

                                                                        Pro Forma Adjustments
                                                                        ---------------------
                                                          Historical    Sale of Investments,    Pro Forma
                                                         Year Ended           Liquidation       Year Ended
                                                       September 30, 1994     & Dissolution   September 30, 1994
                                                       ------------------     -------------   ------------------
Revenue:
       Rental income                                          $1,800,234       $(1,800,234)      $   0
       Tenant reimbursements for common
        area charges, insurance and taxes                        144,831          (144,831)          0
       Interest income                                           489,984          (489,984)          0
       Other income                                               49,713           (49,713)          0
                                                              ----------       -----------          --
                                                               2,484,762        (2,484,762)          0
                                                              ----------       -----------          --
Expenses:
        Interest, including amortization of debt
          discount and debt issuance costs                     1,227,145        (1,227,145)          0
        Depreciation                                             353,582          (353,582)          0
        Property taxes                                           107,524          (107,524)          0
        Fees and reimbursements to managing
          general partner                                        105,501          (105,501)          0
        Other management fees                                     81,402           (81,402)          0
        Salaries of on-site property managers                    135,991          (135,991)          0
        Repairs and maintenance                                  190,766          (190,766)          0
        Utilities                                                 74,883           (74,883)          0
        Other administrative                                     208,874          (208,874)          0
                                                              ----------       -----------          --
                                                               2,485,668        (2,485,665)          0
                Operating Loss                                     $(906)            $ 906          $0
                                                              ----------       -----------          --

Gain on sale of real estate                                    6,217,609        (6,217,609)          0
                                                              ---------        -----------
        Net Earnings (Loss) before
         extraordinary item                                    6,216,703        (6,216,703)          0

Extraordinary item - gain on extinguishment
        of debt in connection with the sale of real
        estate investment                                        535,618          (535,618)          0
                                                              ----------       -----------
                 Net Earnings (Loss) before
                  minority interest                            6,752,321        (6,752,321)          0

Minority interest in net earnings and gain on sale
         of real estate investment allocable to
         joint venture partner                                    (7,648)            7,648           0
                                                              ----------       -----------          --
                   Net Earnings (Loss)                        $6,744,673       $(6,744,673)         $0
                                                              ==========       ===========          ==

Net earnings (loss) per limited partnership unit
        using the weighted average number of limited
        partnership units outstanding of 16,495:
                 Operations                                      $372.66          $(372.66)      $0.00
                 Extraordinary item                                32.15            (32.15)       0.00
                                                              ----------          --------       -----
                                                                $ 404.80          $(404.80)      $0.00
                                                                ========          ========       =====

See accompanying notes to financial statements.





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


                     BOETTCHER WESTERN PROPERTIES II LTD.
                           (a Limited Partnership)
              NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION

(1) The unaudited pro forma balance sheet assumes that the Partnership had disposed of its remaining assets and liquidated and dissolved the Partnership as of June 30, 1995. The unaudited pro forma statements of operations restate the historical operations of the Partnership for the year ended September 30, 1994 and for the nine months ended June 30, 1995, by eliminating in total the operating results of the Partnership.

(2) The estimated gain(loss) recognized from the sale and collection of the Partnership's remaining investments and estimated distribution of available funds in liquidation of the Partnership to limited partners as of June 30, 1995 has been computed as follows:

Gain on sale of Property:
        Total of contract sales price                               $3,100,000
        Less:  Net book value of investments in property
                       at June 30, 1995                             (2,925,139)
               Sales commission                                       (124,000)
               Other expenses of sale
                       (primarily legal fees and title insurance)      (25,000)
                                                                    ----------
        Gain sale of property                                           25,861
                                                                    ==========

Gain on collection of mortgage loan receivable:
        Principal and accrued interest collected                    $4,934,353
        Payoff due on underlying note                               (3,408,772)
        Other expenses of closing                                      (10,317)
                                                                    ----------

        Gain on collection of receivable                             1,515,264
                                                                    ==========

Total gain on sale/collection of assets                             $1,541,125
         Net realization from collection of noncash assets             159,131
         Estimated expenses of liquidation and dissolution             (15,000)
                                                                    ----------

         Net gain on sale collection and dissolution                $1,685,256
                                                                    ==========

Distribution to Partners:
          Total of proceeds from sale/collection                    $8,034,353
          Sales commission                                            (124,000)
          Other expenses of sale and closing
                  (primarily legal fees and title insurance)           (35,317)
          Add:    Current liquid assets of the Projects
                  (primarily rent receivable)                           15,929
          Less:   Current liabilities of the Projects
                  (primarily tenant security deposits, property
                    taxes payable and accounts payable)                (90,816)
                  Outstanding debt plus accrued interest to third
                    parties                                         (5,585,201)
          Add:    Cash on hand                                         382,421
                                                                    ----------

          Adjusted cash received                                     2,597,369
          Less:  Outstanding debt to Managing General Partner         (254,336)
                 Estimated expenses of liquidation and dissolution     (15,000)
                                                                    ----------
          Cash available for distribution                           $2,328,033
                                                                    ----------
          Estimated Distribution to Limited Partners                $2,328,033
                                                                    ==========
Per $1,000 Unit                                                 $          141
                                                                ==============





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                                   SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                          BOETTCHER WESTERN PROPERTIES II LTD.

                          By:  Boettcher Properties, Ltd.
                               General Partner

                               By:  BPL Holdings, Inc.
                                    General Partner


Dated:   August 23, 1995       By:  /s/ Thomas M. Mansheim
                                    ------------------------------
                                    Treasurer; Principal Financial
                                    and Accounting Officer of the
                                    Partnership





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